                      SEMI-ANNUAL REPORT . JUNE 30, 1998



                         ----------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                         ----------------------------

                        STABILITY . STRATEGY . SUCCESS

                                      LOGO
DEAR FELLOW SHAREHOLDER:

At the end of May, the Federal Reserve meetings concluded and the Fed did not raise rates as they expected the impact of Asia to be felt on the U.S. economy. The effort to turn Japan around apparently became bogged down in political wrangling and the Japanese economic and financial scene worsened considerably. The biggest problem that Japan faces is a crisis in their banking system. This is very similar to what the United States had with the Savings and Loan Industry in the late 1980s. Throughout all of Asia there are about $1 trillion of bad loans that the banking system has on its books that must be written off against the capital of the banks. During the month of June, there were a large number of early adverse earnings warnings, many of those taking place in cyclical stocks. Some of these cited Asian problems and others cited the impact of the General Motors strike.

Meanwhile, the U.S. economy continues to move along in a positive fashion. Real GDP growth in the second quarter was around 2.5%, which is down sharply from the 5.4% of the first quarter. This is influenced by a significant deterioration in the trade gap as U.S. exports have fallen sharply and imports of Asian goods into the United States have increased. This should have a negative effect on real GDP for the future. The pricing power of American industry is plunging as a result of the Asian recession. It means that many excess supplies that formerly were consumed in Asia are being shipped into world markets. American manufacturers have no ability to raise prices and are fighting very hard to hold pricing at existing levels.

The strong point in the U.S. economy is the American consumer, who has a high level of personal disposable income and is benefiting from low oil prices and a very low CPI. In addition, the consumer, especially in the upper brackets, is positively affected by the wealth created by stock market gains of the last three years. This has produced significant spending in luxury areas of services, in housing, and in consumer durables. We see no reason to expect a change in consumer spending habits based upon current economic trends.

The past six months has emphasized two sectors of the market, stocks with capitalizations in excess of $20 billion and growth stocks, especially consumer names. A two tier market now exists. Part of this was the influx of foreign investment money into the U.S. stock market that was attracted by both liquidity and identification with the great international names of the U.S. market. The risk is especially high in the large cap, high price earnings ratio stocks today. While the companies are very sound and may continue to produce steady earnings gains, the price of their shares has reached levels that contain a great deal of market risk. We think the comparison of this market with the "nifty fifty" of 1972 is very close.

There has been almost a four year period since mid-1994 when growth stocks have outperformed value stocks. We believe that value will return to lead this market sometime in the near future. It is always painful to sit through this process, but now is not the time to be discouraged for those with a value orientation to their investing style. There is every probability that the future will be a dramatically different picture than the past six months.

                                       Sincerely yours,

                                   LOGO

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
August 3, 1998

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

Following an extraordinarily strong first quarter for the stock market, most sectors of the market under-performed in the second quarter. The only leadership was in the very large capitalization companies with market values in excess of $20 billion and in the multi-national growth company names. These have attracted substantial foreign buying as funds have flowed from international sources to these narrow areas of the U.S. markets. The larger number of mid-cap and value oriented names have suffered from neglect during the second quarter.

We made relatively few changes in the portfolio, eliminating only one stock; Phelps Dodge, because of growing concern about the impact of the Asian crisis. We added four new names to your portfolio. The most significant additions were two new holdings to the insurance sector raising that to 16% of the portfolio. Ohio Casualty Corp. and SAFECO Corp. are both medium size property and casualty companies that show up well on our value screens. We added Compass Bancshares to our banking sector. This is a regional bank in the state of Alabama and fits into the mold of companies that may be acquired by much larger institutions. The most interesting new holding was Rubbermaid. This is a well-known consumer product company that has suffered for the last five years by shrinking profit margins. Part of this was due to much higher raw material costs and part of it was due to lack of a clear management plan for the company. We believe their problems have been corrected and that the company should show strong earnings growth in the coming quarters as it gets back on the track of developing new products to produce revenue growth. It seemed to be a "falling angel" among well known consumer names which made it attractive for our purchase.

Our plan has been to build the financial and insurance sectors of our portfolio together with consumer products and to reduce our positions in the more cyclical business cycle sensitive companies. This reduces exposure to an Asian led economic slowdown.

Our expense ratio continues to be reduced with the first six months showing an improvement to 1.06%, which is a record low.

Total net assets were $65,887,783. Net asset value per share ended the quarter at $36.14.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                     LOGO

                                                                                                                 5/31/96-
9/30/72  73-74  75-76   77-76     79-80   81-82    63-64   85-86     87-88   89-90     91-92   93-94    95-96   12/31/96*
 10,000   7,630  11,280  14,155   14,597  17,299  24,755   38,310   30,774   31,059    32,464  32,622   42,938  42,654

     45      43     458   1,217    2,147   3,703   6,347   10,805   11,062   14,859    21,871  26,652   41,919  44,981

      -       0       0       0        0       0       0    3,857   10,945   22,901    27,527  35,156   60,327  66,844


12/31/97       6/30/98
  98,447       110,372

  58,992        65,597

  52,749        57,093




                         Average Annual Total Return
                         for the period ended 6/30/98

                          1 year.............+ 29.51%
                          5 year.............+ 21.29
                         10 year.............+ 15.48
                         15 year.............+ 13.04
                         20 year.............+ 14.60
                         25 year.............+ 14.44

Past performance is not predictive of future performance.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           JUNE 30, 1998 March 31, 1998
-------------------------------------------------------
Total Net Assets            $65,887,783   $66,549,019
-------------------------------------------------------
Net Asset Value Per Share        $36.14        $37.06
-------------------------------------------------------
Shares Outstanding            1,823,272     1,795,560
-------------------------------------------------------
Number of Shareholders            1,382         1,294
-------------------------------------------------------
Average Size Account            $47,676       $51,429
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES               MAJOR SALES
--------------------------------------------------------
Baxter International, Inc.    American Express Co.
Compass Bancshares, Inc. (1)  Chrysler Corp.
Ohio Casualty Corp. (1)       CoreStates Financial Corp.
Rubbermaid, Inc. (1)          Phelps Dodge Corp. NY (2)
SAFECO Corp. (1)
(1) New Holdings              (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
First Union Corp.                $ 3,833,549        5.8%
------------------------------------------------------------
American General Corp.             3,559,375        5.4
------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)        3,132,675        4.8
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,985,000        4.5
------------------------------------------------------------
Pitney Bowes, Inc.                 2,887,500        4.4
------------------------------------------------------------
Chrysler Corp.                     2,818,750        4.3
------------------------------------------------------------
PNC Bank Corp.                     2,690,625        4.1
------------------------------------------------------------
American Express Co.               2,508,000        3.8
------------------------------------------------------------
Thomas & Betts Corp.               2,462,500        3.7
------------------------------------------------------------
Carpenter Technology Corp.         2,311,500        3.5
------------------------------------------------------------
                                 $29,189,474       44.3%
------------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------

During the first six months, the Fund provided a total return of -2.19%; this compares favorably with a total return for all Equity REITs tracked by the National Association of Real Estate Investment Trusts (NAREIT) which was - 5.03%.

During the second quarter, we made only modest changes in our portfolio. We sold shares of Camden Property that we received in the acquisition of our holding of Oasis Residential Properties, because Camden shares provided a yield that was too low for our portfolio. We also received shares of Excel Legacy Corp., which was a spin-off from Excel Corp. This was a non dividend paying stock that was engaged in development activities for Excel and had high risk to potential earnings. We eliminated that and put the proceeds into more conventional REITs. The two positions that we added to during the quarter were Associated Estates Realty, a depressed Columbus, Ohio based apartment REIT and Boykin Lodging, a depressed hotel REIT that is national in scope. Our total portfolio turnover for the first six months was only 4.3%, which indicates relative satisfaction with the sectors in which we are invested.

The leading industry continues to be shopping centers with 21.4% of our assets followed by hotels and motels with 17.9% and apartments with 16.8%. Our cash and liquidity is approximately 4.5%.

Despite the poor relative stock market performance of the REIT industry in the first six months of 1998, the fundamentals remain overwhelmingly positive for the entire industry. The current dividend yield on our portfolio is 8.10% with a dividend payout ratio of just under 77% of Funds From Operations (FFO). We expect FFO growth in 1998 to be about 10% with dividend growth to shareholders in the 6-7% range. Our portfolio is selling at an average of 8.8x expected FFO for 1999. This is in contrast to a price-earnings ratio in excess of 20 for the Standard & Poor's 500 index.

Total net assets were $91,770,344. Net asset value per share ended the quarter at $28.65.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                     LOGO

                                                                                                                            1/31/96-
  81    82     83       84      85     86     87      88      89      90       91      92      93      94      95      96  12/31/96*

9,113 9,354  10,808  10,667  11,795  14,604  16,320  13,181  12,824  12,861  12,084  14,609  15,701  15,060  13,039  14,383 14,399

  583 1,641   3,107   4,379   6,627  10,328  13,744  13,041  15,044  17,513  19,388  26,570  31,818  33,590  32,499  39,890 43,821

$   -     -       -       -       -       -     503   1,043   1,015   1,018     956   1,156   1,242   1,192   1,032   1,138  1,139

12/31/97    6/30/98

15,879      15,039

52,959      52,332

 1,257       1,190

STRATTON MONTHLY DIVIDEND SHARES

                          Average Annual Total Return
                         for the period ended 6/30/98
                       1 year................... + 9.46%
                       5 year................... + 5.66
                      10 year................... + 9.26
                      15 year................... +10.81

Past performance is not predictive of future performance.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           JUNE 30, 1998 March 31, 1998
-------------------------------------------------------
Total Net Assets            $91,770,344     $98,467,974
-------------------------------------------------------
Net Asset Value Per Share        $28.65          $30.27
-------------------------------------------------------
Shares Outstanding            3,203,338       3,253,148
-------------------------------------------------------
Number of Shareholders            4,619           4,799
-------------------------------------------------------
Average Size Account            $19,868         $20,518
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                  MAJOR SALES
----------------------------------------------------------
Associated Estates Realty Corp.  Camden Property Trust (1)
Boykin Lodging Co.               Excel Legacy Corp. (1)
                                 Health Care REIT, Inc.
                                 (1) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                      Market Value Percent of TNA
-----------------------------------------------------------------
Health Care REIT, Inc.                $ 3,825,000        4.2%
-----------------------------------------------------------------
Mid-America Realty Investments, Inc.    3,390,000        3.7
-----------------------------------------------------------------
Glimcher Realty Trust                   3,207,188        3.5
-----------------------------------------------------------------
Developers Diversified Realty Corp.     3,135,000        3.4
-----------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.     2,851,875        3.1
-----------------------------------------------------------------
Mid-Atlantic Realty Trust               2,831,875        3.1
-----------------------------------------------------------------
Kimco Realty Corp.                      2,767,500        3.0
-----------------------------------------------------------------
Gables Residential Trust                2,712,500        2.9
-----------------------------------------------------------------
Excel Realty Trust, Inc.                2,604,375        2.8
-----------------------------------------------------------------
Town & Country Trust                    2,539,031        2.8
-----------------------------------------------------------------
                                      $29,864,344       32.5%
-----------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Stratton Small-Cap Yield Fund is invested in dividend paying companies all of which have total market capitalizations under $1 billion at the time of purchase and which are outside of the S&P 500 Index. Currently, the average market capitalization of the stocks in the portfolio is approximately $500 million. The current number of holdings is 65.

At the end of the quarter, the portfolio was 94.8% invested with the remaining cash reserves held in commercial paper. Industrial and Banking remain our largest sectors at 23.3% and 19.5%, respectively. Business services are 10.6% while 7.8% of the portfolio is in dividend-paying technology stocks.

For the quarter, your Fund lost 5.5% while the Russell 2000 Small-Cap Index lost 4.7%, as small cap growth stocks continued to outperform small cap value. For the trailing twelve months your Fund is up 21.7% versus 16.5% for the Russell 2000. We had another bank takeover during this quarter--Trans Financial is being acquired by Star Banc Corp. of Ohio. As we enter the third quarter the stock market continues to be dominated by a narrow leadership of large cap growth names. Market breadth has become increasingly negative. Despite the negative sentiment, we remain confident that when this "nifty fifty" period is over small cap stocks will again outperform the indices.

The Fund's Directors declared the regular second fiscal quarter dividend at the rate of $0.04 per share and a long-term capital gains distribution of $0.04 per share. These distributions were payable on June 22 to stockholders of record as of June 12, 1998.

Total net assets at month-end were $55,293,239. Net asset value per share ended the quarter at $22.83.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                                      LOGO

                                                   3/31/96-
4/12/93  4-93     3/31/94     3/31/95   3/31/96   12/31/96*   12/31/97   6/30/98

  10,000    10,000   10,376     10,352    12,780     13,432      17,976   18,264

-         -             158        402       789      1,067       1,633    1,763

-         -        -          -          -              813       2,190    2,265

                         Average Annual Total Return
                         for the period ended 6/30/98

                      1 year.................... +21.69%
                      3 year.................... +24.81
                      5 year.................... +17.08

Past performace is not predictive of future performance.

*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           JUNE 30, 1998 March 31, 1998
-------------------------------------------------------
Total Net Assets            $55,293,239   $56,693,959
-------------------------------------------------------
Net Asset Value Per Share        $22.83        $24.23
-------------------------------------------------------
Shares Outstanding            2,422,063     2,339,372
-------------------------------------------------------
Number of Shareholders            2,011         1,826
-------------------------------------------------------
Average Size Account            $27,495       $31,048
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                 MAJOR SALES
-----------------------------------------------------------------
Boston Acoustics, Inc.          Defiance, Inc.
Commercial Intertech Corp.      K2, Inc. (2)
Dain Rauscher Corp.             Sovereign Bancorp, Inc.
Excel Industries, Inc.          Standard Motor Products, Inc. (2)
International Multifoods Corp.  West Co., Inc. (2)
Kuhlman Corp.                   Wireless Telecom Group, Inc. (2)
LSI Industries, Inc.
Ocean Financial Corp. (1)
Tasty Baking Co.
TB Wood's Corp.
(1) New Holdings                (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                         MARKET VALUE PERCENT OF TNA
--------------------------------------------------------------------
Boston Acoustics, Inc.                   $ 1,727,250        3.1%
--------------------------------------------------------------------
Primex Technologies, Inc.                  1,609,250        2.9
--------------------------------------------------------------------
A.O. Smith Corp.                           1,447,250        2.6
--------------------------------------------------------------------
American Heritage Life Investment Corp.    1,433,750        2.6
--------------------------------------------------------------------
Eaton Vance Corp.                          1,389,375        2.5
--------------------------------------------------------------------
Kuhlman Corp.                              1,384,687        2.5
--------------------------------------------------------------------
Dain Rauscher Corp.                        1,314,000        2.4
--------------------------------------------------------------------
Wackenhut Corp. Class B                    1,290,000        2.3
--------------------------------------------------------------------
Commercial Intertech Corp.                 1,268,750        2.3
--------------------------------------------------------------------
Riviana Foods, Inc. (DE)                   1,268,437        2.3
--------------------------------------------------------------------
                                         $14,132,749       25.5%
--------------------------------------------------------------------

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
The Stratton Special Value Fund posted a total return of 2.1% in the second quarter, bringing the return for the six months ended June 30, 1998 to 14.8%. This performance compares quite favorably to the Russell 2000 index, which generated a return of 4.9% for the first six months. The Fund focuses on under researched, less well-known companies, which the Investment Advisor considers to be selling at below average valuations of estimated future earnings and cash flow. The average market capitalization of the investments is $352 million and many of the holdings are micro-cap issues, which tend to be under-researched by Wall Street analysts. As these companies grow and become more visible, they should realize more generous stock market valuations.

At the end of June, the portfolio was 97.9% invested in 66 companies. Reviewing the equity holdings, the largest investments are in the Consumer Products (19.5%), Construction (15.1%), Insurance/Services (11.9%), Metals (8.5%) and Capital Goods/Technology (7.3%) areas. The ten largest investments represent 23.1% of the Fund's total net assets and many of the holdings are direct beneficiaries of the current low interest rate environment. The portfolio appears very under-valued with an average price/earnings ratio of only eleven times next years earnings versus a price earnings ratio of over twenty-three for the S&P 500 index.

The Fund did not engage in any short sales or options transactions during the first half of the year.

Total net assets were $7,220,520 at mid-year and the net asset value per share stood at $17.22. A hypothetical $10,000 investment on 12/31/97 would have grown to $11,480.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

                           JUNE 30, 1998 March 31, 1998
-------------------------------------------------------
Total Net Assets            $7,220,520     $5,712,552
-------------------------------------------------------
Net Asset Value Per Share       $17.22         $16.87
-------------------------------------------------------
Shares Outstanding             419,363        338,539
-------------------------------------------------------
Number of Shareholders              50             36
-------------------------------------------------------
Average Size Account          $144,410       $158,682
-------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                             MAJOR SALES
---------------------------------------------------------------------------
Applied Signal Technology, Inc. (1)         American Locker Group, Inc. (2)
Callaway Golf Co.                           Anchor Gaming (2)
Cracker Barrel Old Country Store, Inc. (1)  Churchill Downs, Inc.
Featherlite, Inc. (1)                       Dawson Geophysical Co. (2)
Giant Cement Holding, Inc. (1)              Medusa Corp.
Northwest Pipe Co. (1)                      NCI Building Systems, Inc.
SIFCO Industries, Inc.                      RFS Hotel Investors, Inc. (2)
Unico American Corp. (1)                    Stanley Furniture, Inc. (2)
Valassis Communications, Inc. (1)           Vari-L Company, Inc. (2)
WD-40 Co.                                   Winsloew Furniture, Inc. (2)
(1) New Holdings                            (2) Eliminations

TEN LARGEST HOLDINGS JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                       MARKET VALUE PERCENT OF TNA
------------------------------------------------------------------
Velcro Industries, N.V.                 $  194,950        2.7%
------------------------------------------------------------------
Donegal Group, Inc.                        190,000        2.6
------------------------------------------------------------------
Crossmann Communities, Inc.                176,175        2.4
------------------------------------------------------------------
LandAmerica Financial Group, Inc.          171,750        2.4
------------------------------------------------------------------
WD-40 Co.                                  162,750        2.3
------------------------------------------------------------------
Safety Components International, Inc.      159,750        2.2
------------------------------------------------------------------
SIFCO Industries, Inc.                     158,438        2.2
------------------------------------------------------------------
Duckwall-ALCO Stores, Inc.                 157,500        2.2
------------------------------------------------------------------
Drew Industries, Inc.                      149,375        2.1
------------------------------------------------------------------
NCI Building Systems, Inc.                 144,375        2.0
------------------------------------------------------------------
                                        $1,665,063       23.1%
------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REIT's. There are several types of real estate properties that are owned by REIT's, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation. In order to achieve these goals, the Fund invests in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the S&P 500 Index. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHY ARE DIVIDEND PAYING COMPANIES SO IMPORTANT TO THE FUND'S PORTFOLIO?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY'S investment objectives.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 65 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON SPECIAL VALUE FUND
--------------------------------------------------------------------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSVF is capital appreciation. The Fund invests in equity securities, primarily common stock, and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices. These stocks are considered by the Investment Advisor to be under-researched as measured by the professional, financial research analysts covering them.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

The investment advisor employs a "value" approach to the Fund's investments, seeking to identify companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. We examine various factors in determining the value characteristics of securities including, but not limited to, ratios of price to cash flow, price to sales, price to book, price to revenue and price to earnings. We will also seek out companies in which there is a large disparity between its market value and our estimate of its earnings power, assets, or private market value.

WHAT TYPES OF COMPANIES WILL BE CONSIDERED FOR PURCHASE?

The Fund seeks to achieve superior total returns by employing multiple strategies which include: investing in micro-cap companies, which tend to be undiscovered and under-researched by Wall Street analysts; investing in under-valued large cap companies; and participating in initial public offerings.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . The Fund strives to exploit developing investment opportunities across both the large and small cap sectors of the market.

 . Portfolio turnover may be above-average as the fund manager will attempt to respond rapidly to changing market conditions.

 . SSVF has an aggressive investment policy and as a result, is designed as one part of a complete investment program.

SCHEDULE OF INVESTMENTS June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
COMMON STOCKS - 91.2%
BANKING/FINANCIAL - 24.2%
Banc One Corp. ...........................................  28,160   $1,571,680
Comerica, Inc. ...........................................  22,500    1,490,625
Commerce Bancorp, Inc. (NJ)...............................  53,550    3,132,675
Compass Bancshares, Inc. .................................  20,000      902,500
First Union Corp. ........................................  65,812    3,833,549
PNC Bank Corp. ...........................................  50,000    2,690,625
Summit Bancorp, Inc. .....................................  30,000    1,425,000
Union Planters Corp. .....................................  15,000      882,187
                                                                     ----------
                                                                     15,928,841
                                                                     ----------
BUSINESS SERVICES - 9.3%
American Express Co. .....................................  22,000    2,508,000
Gallagher (Arthur J.) & Co. ..............................  16,000      716,000
Pitney Bowes, Inc. .......................................  60,000    2,887,500
                                                                     ----------
                                                                      6,111,500
                                                                     ----------
CAPITAL GOODS/TECHNOLOGY - 6.4%
Harris Corp. .............................................  40,000    1,787,500
Thomas & Betts Corp. .....................................  50,000    2,462,500
                                                                     ----------
                                                                      4,250,000
                                                                     ----------
CHEMICAL - 7.7%
Du Pont (E.I.) de Nemours & Co. ..........................  40,000    2,985,000
Olin Corp. ...............................................  50,000    2,084,375
                                                                     ----------
                                                                      5,069,375
                                                                     ----------
CONSUMER PRODUCTS - 9.1%
Chrysler Corp. ...........................................  50,000    2,818,750
Kimberly-Clark Corp. .....................................  38,000    1,743,250
Rubbermaid, Inc. .........................................  15,000      497,813
Springs Industries, Inc. Class A..........................  20,000      922,500
                                                                     ----------
                                                                      5,982,313
                                                                     ----------
ENERGY - 4.0%
El Paso Energy Corp. .....................................  20,000      765,000
Mobil Corp. ..............................................  24,000    1,839,000
                                                                     ----------
                                                                      2,604,000
                                                                     ----------
HEALTH CARE - 4.8%
American Home Products Corp. .............................  26,000    1,345,500
Baxter International, Inc. ...............................  20,000    1,076,250
Shared Medical Systems Corp. .............................  10,000      734,375
                                                                     ----------
                                                                      3,156,125
                                                                     ----------
INDUSTRIAL - 3.7%
Cooper Industries, Inc. ..................................  15,000      824,063
Fleetwood Enterprises, Inc. ..............................  40,000    1,600,000
                                                                     ----------
                                                                      2,424,063
                                                                     ----------

                                                                    MARKET
                                                       NUMBER OF     VALUE
                                                         SHARES    (NOTE 1)
                                                       ---------- -----------
INSURANCE/SERVICES - 16.0%
American General Corp. ...............................     50,000 $ 3,559,375
Aon Corp. ............................................     22,500   1,580,625
HSB Group, Inc. ......................................     22,500   1,203,750
Jefferson-Pilot Corp. ................................      7,500     434,531
Lincoln National Corp. ...............................     20,000   1,827,500
Ohio Casualty Corp. ..................................     10,000     442,500
SAFECO Corp. .........................................     10,000     454,375
Unitrin, Inc. ........................................     15,000   1,042,500
                                                                  -----------
                                                                   10,545,156
                                                                  -----------
METALS - 3.5%
Carpenter Technology Corp. ...........................     46,000   2,311,500
                                                                  -----------
PAPER - 1.4%
Glatfelter (P.H.) Co. ................................     60,000     948,750
                                                                  -----------
RETAILING--1.1%
Penney (J.C.) Co., Inc. ..............................     10,000     723,125
                                                                  -----------
Total Common Stocks
 (cost $31,515,545)...................................             60,054,748
                                                                  -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM NOTES - 10.0%
Associates Corp. of North America
 5.41% due 07/02/98................................... $2,367,000   2,367,000
General Motors Acceptance Corp.
 5.59% due 07/08/98...................................  2,425,000   2,425,000
Ford Motor Credit Co.
 5.56% due 07/13/98...................................  1,800,000   1,800,000
                                                                  -----------
Total Short-Term Notes
 (cost $6,592,000)....................................              6,592,000
                                                                  -----------
TOTAL INVESTMENTS - 101.2%
 (cost $38,107,545*)..................................             66,646,748
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS--
 (1.2%)...............................................               (758,965)
                                                                  -----------
NET ASSETS - 100.00%..................................            $65,887,783
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $38,107,545; and net unrealized appreciation is as follows:

Gross unrealized
 appreciation.... $28,713,155
Gross unrealized
 depreciation....    (173,952)
                  -----------
 Net unrealized
  appreciation... $28,539,203
                  ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 93.0%
APARTMENTS - 16.8%
Associated Estates Realty Corp............................   60,000  $ 1,121,250
Berkshire Realty Co., Inc.................................  150,000    1,753,125
Cornerstone Realty Income
 Trust, Inc...............................................  130,000    1,486,875
Gables Residential Trust..................................  100,000    2,712,500
Home Properties of New York, Inc..........................   85,000    2,268,437
Mid-America Apartment Communities, Inc....................   60,000    1,578,750
Town & Country Trust......................................  153,300    2,539,031
Walden Residential Properties, Inc........................   80,000    1,960,000
                                                                     -----------
                                                                      15,419,968
                                                                     -----------
DIVERSIFIED - 7.2%
Colonial Properties Trust.................................   80,000    2,480,000
EastGroup Properties, SBI.................................  125,000    2,507,812
Pacific Gulf Properties, Inc..............................   75,000    1,598,438
                                                                     -----------
                                                                       6,586,250
                                                                     -----------
HEALTH CARE - 11.4%
American Health Properties, Inc...........................   95,000    2,375,000
Health & Retirement Properties Trust......................   90,000    1,693,125
Health Care REIT, Inc.....................................  150,000    3,825,000
LTC Properties, Inc.......................................   70,000    1,303,750
Universal Health Realty Income Trust......................   65,000    1,300,000
                                                                     -----------
                                                                      10,496,875
                                                                     -----------
HOTELS/MOTELS - 17.9%
Boykin Lodging Co.........................................   85,000    1,843,438
Equity Inns, Inc..........................................  190,000    2,505,625
Hospitality Properties Trust..............................   60,000    1,927,500
Innkeepers USA Trust......................................  170,000    2,146,250
Jameson Inns, Inc.........................................  160,000    1,760,000
RFS Hotel Investors, Inc..................................  125,000    2,375,000
Sunstone Hotel Investors, Inc.............................  130,000    1,730,625
Winston Hotels, Inc.......................................  175,000    2,187,500
                                                                     -----------
                                                                      16,475,938
                                                                     -----------

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
OFFICE/INDUSTRIAL - 8.9%
Commercial Net Lease Realty, Inc..........................   90,000  $ 1,456,875
First Industrial Realty Trust, Inc........................   50,000    1,587,500
Liberty Property Trust....................................   85,000    2,172,813
Tower Realty Trust, Inc...................................   70,000    1,566,250
TriNet Corporate Realty Trust, Inc........................   40,000    1,360,000
                                                                     -----------
                                                                       8,143,438
                                                                     -----------
OUTLET CENTERS - 4.4%
Mills Corp................................................   48,700    1,168,800
Tanger Factory Outlet Centers, Inc........................   90,000    2,851,875
                                                                     -----------
                                                                       4,020,675
                                                                     -----------
REGIONAL MALLS - 3.7%
Mid-America Realty Investments, Inc.......................  339,000    3,390,000
                                                                     -----------
SHOPPING CENTERS - 21.4%
Bradley Real Estate, Inc..................................   85,000    1,795,625
Developers Diversified Realty Corp........................   80,000    3,135,000
Excel Realty Trust, Inc...................................   90,000    2,604,375
Glimcher Realty Trust.....................................  165,000    3,207,187
IRT Property Co...........................................  166,000    1,826,000
Kimco Realty Corp. .......................................   67,500    2,767,500
Mid-Atlantic Realty Trust.................................  230,000    2,831,875
Western Investment Real Estate Trust......................  110,000    1,505,625
                                                                     -----------
                                                                      19,673,187
                                                                     -----------
STORAGE - 1.3%
Storage Trust Realty......................................   50,000    1,168,750
                                                                     -----------
Total Common Stocks
 (cost $78,625,672).......................................            85,375,081
                                                                     -----------
PREFERRED STOCKS - 2.5%
Psychiatric Group Preferred
 Depositary Shares........................................  100,000    1,600,000
Kimco Realty Corp.--Depositary Shares Class D.............   24,300      651,544
                                                                     -----------
Total Preferred Stocks
 (cost $2,113,413)........................................             2,251,544
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
SHORT-TERM NOTES - 3.9%
American Express Credit Corp.
 5.65% due 07/01/98..................................... $  885,000 $   885,000
American Express Credit Corp.
 6.02% due 07/02/98.....................................  1,610,000   1,610,000
American Express Credit Corp.
 5.68% due 07/06/98.....................................  1,105,000   1,105,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,600,000)......................................              3,600,000
                                                                    -----------
TOTAL INVESTMENTS--99.4%
 (cost $84,339,085*)....................................             91,226,625
CASH AND OTHER ASSETS
 LESS LIABILITIES--0.6%.................................                543,719
                                                                    -----------
NET ASSETS - 100.00%....................................            $91,770,344
                                                                    ===========
--------
* Aggregate cost for federal income tax purposes is $84,339,085; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 8,528,872
Gross unrealized depreciation......................................  (1,641,332)
                                                                    -----------
 Net unrealized appreciation....................................... $ 6,887,540
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 94.8%
BANKING/FINANCIAL - 19.5%
American Bank of Connecticut.............................  22,000   $   599,500
Centura Banks, Inc. (NC).................................   8,000       500,000
Colonial BancGroup, Inc. ................................  15,000       483,750
Commerce Bancorp, Inc. (NJ)..............................  15,750       921,375
Community Bank Systems, Inc. ............................  17,000       532,312
First Essex Bancorp, Inc. ...............................  25,000       559,375
First Financial Holdings, Inc. ..........................  18,000       427,500
Firstbank of Illinois Co. ...............................   6,750       283,500
JeffBanks, Inc. .........................................  16,000       786,000
Medford Bancorp, Inc. ...................................  13,000       533,000
Ocean Financial Corp. ...................................  34,000       650,250
Peoples Heritage Financial
 Group, Inc. ............................................  25,346       598,799
Reliance Bancorp, Inc. ..................................  18,000       689,625
Republic Banking Corp. of Florida........................  30,000       480,000
SIS Bancorp, Inc. .......................................  15,000       581,250
Sovereign Bancorp, Inc. .................................  18,000       294,187
Trans Financial, Inc. ...................................  15,000       860,625
Vermont Financial Services Corp. ........................  16,000       439,000
Webster Financial Corp. .................................  16,632       553,014
                                                                    -----------
                                                                     10,773,062
                                                                    -----------
BUSINESS SERVICES - 10.6%
Dain Rauscher Corp. .....................................  24,000     1,314,000
Eaton Vance Corp. .......................................  30,000     1,389,375
Primesource Corp. .......................................  90,000       810,000
Rollins Truck Leasing Corp. .............................   3,100        38,944
Schawk, Inc. ............................................  10,000       150,000
True North Communications, Inc. .........................  30,000       877,500
Wackenhut Corp. Class B..................................  60,000     1,290,000
                                                                    -----------
                                                                      5,869,819
                                                                    -----------
CHEMICAL - 6.9%
LeaRonal, Inc. ..........................................  40,000       955,000
Primex Technologies, Inc. ...............................  31,400     1,609,250
Quaker Chemical Corp. ...................................  65,000     1,230,937
                                                                    -----------
                                                                      3,795,187
                                                                    -----------
CONSUMER DURABLES - 4.4%
Hunt Corp. ..............................................  50,000     1,184,375
TB Wood's Corp. .........................................  60,000     1,260,000
                                                                    -----------
                                                                      2,444,375
                                                                    -----------

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
CONSUMER NON-DURABLES - 9.0%
Guilford Mills, Inc. ....................................  46,000   $   920,000
International Multifoods Corp. ..........................  40,000     1,100,000
Riviana Foods, Inc. (DE).................................  55,000     1,268,437
Tasty Baking Co. ........................................  55,000       855,938
Velcro Industries, N.V...................................   6,000       835,500
                                                                    -----------
                                                                      4,979,875
                                                                    -----------
HEALTH CARE - 2.1%
Morrison Health Care, Inc. ..............................  28,200       521,700
Shared Medical Systems Corp. ............................   9,000       660,938
                                                                    -----------
                                                                      1,182,638
                                                                    -----------
INDUSTRIAL - 23.3%
A.O. Smith Corp. ........................................  28,000     1,447,250
Carpenter Technology Corp. ..............................  24,500     1,231,125
Commercial Intertech Corp. ..............................  70,000     1,268,750
Defiance, Inc. ..........................................  40,000       340,000
Excel Industries, Inc. ..................................  60,000       858,750
Florida Rock Industries, Inc. ...........................  40,000     1,167,500
Greenbrier Companies, Inc. ..............................  73,000     1,259,250
Kuhlman Corp. ...........................................  35,000     1,384,687
LSI Industries, Inc. ....................................  45,000       900,000
Quanex Corp. ............................................  40,000     1,212,500
Republic Group, Inc. ....................................  45,000       945,000
Roanoke Electric Steel Corp. ............................  48,000       900,000
                                                                    -----------
                                                                     12,914,812
                                                                    -----------
INSURANCE/SERVICES - 6.6%
American Heritage Life
 Investment Corp. .......................................  62,000     1,433,750
Donegal Group, Inc. .....................................  46,667       875,000
Mobile America Corp. (FL)................................  70,000       682,500
Selective Insurance Group, Inc. .........................  30,000       672,186
                                                                    -----------
                                                                      3,663,436
                                                                    -----------
REAL ESTATE - 4.6%
Brandywine Realty Trust..................................  16,000       358,000
CCA Prison Realty Trust..................................  25,000       765,625
Chateau Communities, Inc. ...............................   9,378       269,618
Colonial Properties Trust................................   8,000       248,000
EastGroup Properties, SBI................................  10,000       200,625
Innkeepers USA Trust.....................................  20,000       252,500
Parkway Properties, Inc. ................................  15,000       442,500
                                                                    -----------
                                                                      2,536,868
                                                                    -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                         NUMBER OF     VALUE
                                                           SHARES    (NOTE 1)
                                                         ---------- -----------
TECHNOLOGY - 7.8%
Boston Acoustics, Inc. .................................     47,000 $ 1,727,250
Helix Technology Corp. .................................     50,000     750,000
Marc, Inc. .............................................     37,500     618,750
Technitrol, Inc. .......................................     30,000   1,198,125
                                                                    -----------
                                                                      4,294,125
                                                                    -----------
Total Common Stocks
 (cost $39,259,944).....................................             52,454,197
                                                                    -----------
                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 4.4%
 (cost $2,423,000)
American Express Credit Corp.
 6.02% due 7/02/98...................................... $2,423,000   2,423,000
                                                                    -----------
TOTAL INVESTMENTS - 99.2%
 (cost $41,682,944*)....................................             54,877,197
CASH AND OTHER ASSETS
 LESS LIABILITIES - 0.8%................................                416,042
                                                                    -----------
NET ASSETS - 100.00%....................................            $55,293,239
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $41,682,944; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $14,412,502
Gross unrealized depreciation......................................  (1,218,249)
                                                                    -----------
 Net unrealized appreciation....................................... $13,194,253
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
COMMON STOCKS - 97.9%
AUTOMOTIVE - 5.8%
Featherlite, Inc.*........................................  12,000   $  144,000
Motorcar Parts & Accessories, Inc.*.......................   8,000      118,000
Safety Components
 International, Inc.*.....................................   9,000      159,750
                                                                     ----------
                                                                        421,750
                                                                     ----------
BANKING/FINANCIAL - 0.9%
Hanmi Bank................................................   3,225       63,694
                                                                     ----------
BUSINESS SERVICES - 2.1%
Gallagher (Arthur J.) & Co. ..............................   1,200       53,700
Valassis Communications, Inc.*............................   2,500       96,406
                                                                     ----------
                                                                        150,106
                                                                     ----------
CAPITAL GOODS - 1.8%
Chicago Rivet & Machine Co. ..............................   4,000      132,500
                                                                     ----------
CAPITAL GOODS/TECHNOLOGY - 7.1%
Bel Fuse, Inc.*...........................................   6,000      133,500
Percon, Inc.*.............................................  10,000      104,375
SIFCO Industries, Inc. ...................................   7,500      158,438
Specialty Equipment
 Companies, Inc.*.........................................   5,200      117,650
                                                                     ----------
                                                                        513,963
                                                                     ----------
CONSTRUCTION - 15.1%
Ameron International Corp. ...............................   2,200      127,187
Crossman Communities, Inc.*...............................   5,800      176,175
Dominion Homes, Inc.*.....................................   4,500       65,250
Drew Industries, Inc.*....................................  10,000      149,375
Engle Homes, Inc. ........................................   7,000      109,375
Giant Cement Holding, Inc.*...............................   3,000       85,875
M/I Schottenstein Homes, Inc..............................   5,400      116,775
NCI Building Systems, Inc.*...............................   2,500      144,375
Texas Industries, Inc. ...................................   2,200      116,600
                                                                     ----------
                                                                      1,090,987
                                                                     ----------
CONSUMER PRODUCTS - 19.5%
American Woodmark Corp. ..................................   4,500      123,187
Ballantyne of Omaha, Inc.*................................   9,000       75,375
Boston Acoustics, Inc. ...................................   3,000      110,250
Bush Industries, Inc. ....................................   2,500       54,375
Callaway Golf Co. ........................................   6,000      118,125
Cannondale Corp.*.........................................   4,500       60,187
Coast Distribution System*................................  18,000       66,375
Cracker Barrel Old County
 Store, Inc. .............................................   3,300      104,775
Decorator Industries, Inc. ...............................   3,000       39,000
Koss Corp.*...............................................  12,000      121,500

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
LaCrosse Footwear, Inc. ..................................   5,000   $   57,500
Sturm, Ruger & Co., Inc. .................................   7,000      117,250
Velcro Industries, N.V. ..................................   1,400      194,950
WD-40 Co. ................................................   6,000      162,750
                                                                     ----------
                                                                      1,405,599
                                                                     ----------
CONSUMER SERVICES - 0.9%
Shuffle Master, Inc.*.....................................   7,000       63,875
                                                                     ----------
DISTRIBUTION - 1.9%
Bell Industries, Inc. ....................................   5,500       62,563
Richey Electronics, Inc.*.................................  10,000       78,125
                                                                     ----------
                                                                        140,688
                                                                     ----------
ENERGY - 2.0%
HVIDE Marine, Inc. Class A*...............................   5,300       71,881
Ultramar Diamond Shamrock Corp. ..........................   2,300       72,594
                                                                     ----------
                                                                        144,475
                                                                     ----------
ENTERTAINMENT - 3.3%
Churchill Downs, Inc. ....................................   3,000      124,500
Jackpot Enterprises, Inc. ................................   9,000      113,063
                                                                     ----------
                                                                        237,563
                                                                     ----------
INDUSTRIAL - 5.9%
Cascade Corp. ............................................   5,700      104,025
Lufkin Industries, Inc. ..................................   3,500      115,500
Raven Industries, Inc. ...................................   7,000      133,875
SEACOR SMIT, Inc.*........................................   1,200       73,575
                                                                     ----------
                                                                        426,975
                                                                     ----------
INSURANCE/SERVICES - 11.9%
Acceptance Insurance
 Companies, Inc.*.........................................   3,500       85,969
Donegal Group, Inc. ......................................  10,133      190,000
LandAmerica Financial Group, Inc. ........................   3,000      171,750
Mobile America Corp. (FL).................................  10,500      102,375
Motor Club of America.....................................   7,000      106,750
Trenwick Group, Inc. .....................................   2,000       77,687
Unico American Corp. .....................................   8,000      121,000
                                                                     ----------
                                                                        855,531
                                                                     ----------
METALS - 8.5%
Lindberg Corp. ...........................................   7,000      136,500
Northwest Pipe Co.*.......................................   5,000      117,500
Penn Engineering &
 Manufacturing Corp. .....................................   4,200      103,425
RMI Titanium Co. .........................................   6,300      143,325
Special Metals Corp.*.....................................   8,000      112,000
                                                                     ----------
                                                                        612,750
                                                                     ----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Special Value Fund

                                                                       MARKET
                                                           NUMBER OF   VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- ----------
REAL ESTATE - 0.9%
Sunstone Hotel Investors, Inc. ...........................   5,000   $   66,562
                                                                     ----------
RETAILING - 2.6%
Duckwall-ALCO Stores, Inc.*...............................   9,000      157,500
Hampshire Group Ltd.*.....................................   1,500       32,438
                                                                     ----------
                                                                        189,938
                                                                     ----------
TECHNOLOGY - 5.5%
Esterline Technologies Corp.*.............................   7,000      143,938
Hummingbird
 Communications, Ltd.*....................................   2,600       69,550
Trimble Navigation, Ltd.*.................................   7,000      113,312
Vertex Communications Corp.*..............................   3,000       70,500
                                                                     ----------
                                                                        397,300
                                                                     ----------
TELECOMMUNICATIONS - 2.2%
Applied Signal Technology, Inc.*..........................   7,500       89,063
Hickory Tech Corp. .......................................   1,700       67,575
                                                                     ----------
                                                                        156,638
                                                                     ----------
TOTAL INVESTMENTS - 97.9%
 (cost $6,963,425**)......................................            7,070,894
CASH AND OTHER ASSETS
 LESS LIABILITIES - 2.1%..................................              149,626
                                                                     ----------
NET ASSETS - 100.00%......................................           $7,220,520
                                                                     ==========

--------
 * non-income producing
** Aggregate cost for federal income tax purposes is $6,963,425; and net unrealized appreciation is as follows:

Gross unrealized appreciation........................................ $ 554,224
Gross unrealized depreciation........................................  (446,755)
                                                                      ---------
 Net unrealized appreciation......................................... $ 107,469
                                                                      =========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998 (unaudited)

                                  SGF        SMDS         SSCY        SSVF*
                              ----------- -----------  -----------  ----------
ASSETS:
  Investments in securities
   at value (cost
   $38,107,545, $84,339,085,
   $41,682,944 and
   $6,963,425, respectively)
   (Note 1).................. $66,646,748 $91,226,625  $54,877,197  $7,070,894
  Cash.......................      73,913       4,768       85,149     103,514
  Dividends and interest
   receivable................      85,406     556,198       67,491       2,577
  Receivable for securities
   sold......................         --          --       330,924      65,998
  Prepaid expenses...........       3,797         --           --          --
                              ----------- -----------  -----------  ----------
    Total Assets.............  66,809,864  91,787,591   55,360,761   7,242,983
                              ----------- -----------  -----------  ----------
LIABILITIES:
  Accrued expenses and other
   liabilities...............      12,769      17,247       28,617         --
  Payable for investment
   securities purchased......     909,312         --        38,905      22,463
                              ----------- -----------  -----------  ----------
    Total Liabilities........     922,081      17,247       67,522      22,463
                              ----------- -----------  -----------  ----------
NET ASSETS:
  Applicable to 1,823,272,
   3,203,338, 2,422,063 and
   419,363 shares
   outstanding,
   respectively/1/........... $65,887,783 $91,770,344  $55,293,239  $7,220,520
                              =========== ===========  ===========  ==========
  Net asset value, offering
   and redemption price per
   share..................... $     36.14 $     28.65  $     22.83  $    17.22
                              =========== ===========  ===========  ==========
SOURCE OF NET ASSETS:
  Paid-in capital............ $35,431,401 $99,423,872  $42,032,901  $6,585,682
  Undistributed net
   investment income (loss)..      52,967      42,762       (9,914)    (12,048)
  Accumulated net realized
   gain (loss) on
   investments...............   1,864,212 (14,583,830)      75,999     539,417
  Net unrealized appreciation
   of investments............  28,539,203   6,887,540   13,194,253     107,469
                              ----------- -----------  -----------  ----------
    Net Assets............... $65,887,783 $91,770,344  $55,293,239  $7,220,520
                              =========== ===========  ===========  ==========

--------
/1/SGF:$.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized; SSVF: $.001 par value, 200,000,000 shares authorized.
*  Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998 (unaudited)

                                        SGF        SMDS        SSCY    SSVF*
                                     ---------- -----------  -------- --------
INCOME:
  Dividends......................... $  665,546 $ 3,570,763  $493,495 $ 25,998
  Interest..........................    170,437      99,691    85,212    5,213
                                     ---------- -----------  -------- --------
    Total Income....................    835,983   3,670,454   578,707   31,211
                                     ---------- -----------  -------- --------
EXPENSES:
  Accounting/Pricing services fees
   (Note 2).........................     10,000      13,500     6,666    7,500
  Administration services fees (Note
   2)...............................     15,000      15,500    10,000    5,000
  Advisory fees (Note 2)............    231,085     292,861   264,914   15,141
  Audit fees........................        500       2,440    11,200      500
  Custodian fees (Note 2)...........     12,866      18,005    10,946    4,313
  Directors' fees...................      8,018      11,649     3,142      743
  Insurance fees....................      1,276       1,777       --       --
  Legal fees........................      1,750       2,519     1,471      190
  Miscellaneous fees................      3,070       4,565     2,268      192
  Printing and postage fees.........      8,304      13,202     4,802    1,402
  Registration fees (Note 2)........     24,684      24,290    24,697    7,215
  Shareholder services fees (Note
   2)...............................     17,176      69,176    16,770      738
  Taxes other than income taxes.....      2,537       3,675     1,000      325
                                     ---------- -----------  -------- --------
    Total Expenses..................    336,266     473,159   357,876   43,259
                                     ---------- -----------  -------- --------
      Net Investment Income (Loss)..    499,717   3,197,295   220,831  (12,048)
                                     ---------- -----------  -------- --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on investments..  1,874,241   2,191,728    92,669  539,417
  Net increase (decrease) in
   unrealized appreciation on
   investments......................  4,077,715  (7,455,384)  649,878  107,469
                                     ---------- -----------  -------- --------
  Net gain (loss) on investments....  5,951,956  (5,263,656)  742,547  646,886
                                     ---------- -----------  -------- --------
    Net increase (decrease) in net
     assets resulting from
     operations..................... $6,451,673 $(2,066,361) $963,378 $634,838
                                     ========== ===========  ======== ========

--------
* Fund commenced operations on December 31, 1997.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  ---------------------------
                         6 MONTHS ENDED YEAR ENDED   6 MONTHS ENDED  YEAR ENDED
                           06/30/98*     12/31/97      06/30/98*      12/31/97
                         -------------- -----------  -------------- ------------
OPERATIONS:
 Net investment income..  $   499,717   $   951,531   $ 3,197,295   $  5,390,680
 Net realized gain
  (loss) on
  investments...........    1,874,241     4,397,086     2,191,728       (775,344)
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........    4,077,715    10,314,063    (7,455,384)    11,680,867
                          -----------   -----------   -----------   ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    6,451,673    15,662,680    (2,066,361)    16,296,203
                          -----------   -----------   -----------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.27 and
  $0.54 per share,
  respectively, for SGF,
  $0.96 and $1.54,
  respectively, for
  SMDS).................     (482,477)     (924,887)   (3,154,533)    (5,390,680)
 From realized gains on
  investments ($0.59 and
  $2.52, per share,
  respectively, for
  SGF)..................   (1,054,303)   (4,096,574)          --             --
 Return of capital ($0
  and $0.38 per share,
  respectively, for
  SMDS).................          --            --            --      (1,315,783)
CAPITAL SHARE
 TRANSACTIONS:/2/             795,407     4,735,008    (4,964,986)   (11,413,251)
                          -----------   -----------   -----------   ------------
 Total increase
  (decrease) in net
  assets................    5,710,300    15,376,227   (10,185,880)    (1,823,511)
NET ASSETS:
 Beginning of period....   60,177,483    44,801,256   101,956,224    103,779,735
                          -----------   -----------   -----------   ------------
 End of period
  (including
  undistributed net
  investment income
  of $52,967 and
  $35,727, respectively,
  for SGF, undistributed
  net investment income
  of $42,762 and $0,
  respectively,
  for SMDS).............  $65,887,783   $60,177,483   $91,770,344   $101,956,224
                          ===========   ===========   ===========   ============

                                     SSCY                       SSVF
                          --------------------------  -------------------------
                          6 MONTHS ENDED YEAR ENDED   6 MONTHS ENDED YEAR ENDED
                            06/30/98*     12/31/97      06/30/98*    12/31/97**
                          -------------- -----------  -------------- ----------
OPERATIONS:
 Net investment income
  (loss).................  $   220,831   $   311,167    $  (12,048)   $    --
 Net realized gain on
  investments............       92,669     1,579,761       539,417         --
 Net increase in
  unrealized appreciation
  of investments.........      649,878     8,011,586       107,469         --
                           -----------   -----------    ----------    --------
 Net increase in net
  assets resulting from
  operations.............      963,378     9,902,514       634,838         --
                           -----------   -----------    ----------    --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.11 and
  $0.20/3/ per share,
  respectively, for
  SSCY)..................     (254,510)     (287,402)          --          --
 From realized gains on
  investments ($0.04 and
  $1.13/3/ per share,
  respectively, for
  SSCY)..................      (96,899)   (1,798,916)          --          --
CAPITAL SHARE
 TRANSACTIONS:/2/           15,304,322     9,869,676     6,480,682     105,000
                           -----------   -----------    ----------    --------
 Total increase in net
  assets.................   15,916,291    17,685,872     7,115,520     105,000
NET ASSETS:
 Beginning of period.....   39,376,948    21,691,076       105,000         --
                           -----------   -----------    ----------    --------
 End of period (including
  overdistributed net
  investment income of
  $9,914 and
  undistributed of
  $23,765, respectively,
  for SSCY, net
  investment loss of
  $12,048 and $0,
  respectively, for
  SSVF)..................  $55,293,239   $39,376,948    $7,220,520    $105,000
                           ===========   ===========    ==========    ========

/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997.
                See accompanying notes to financial statements.
--------
* Unaudited
** Fund commenced operations on December 31, 1997.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/ A summary of capital share transactions follows:

                                                  SGF
                                           ------------------------------------
                            6 MONTHS ENDED 06/30/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    247,132  $   8,868,281    237,474  $  7,625,883
Shares reinvested from net
 investment income and
 capital gains
 distributions.............     37,892      1,332,668    140,717     4,398,631
                            ----------  -------------  ---------  ------------
                               285,024     10,200,949    378,191    12,024,514
Shares redeemed............   (264,185)    (9,405,542)  (235,166)   (7,289,506)
                            ----------  -------------  ---------  ------------
  Net increase.............     20,839  $     795,407    143,025  $  4,735,008
                            ==========  =============  =========  ============
                                                 SMDS
                                           ------------------------------------
                            6 MONTHS ENDED 06/30/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............     76,041  $   2,245,747    346,467  $  9,958,751
Shares reinvested from net
 investment income.........     59,280      1,761,828    134,590     3,765,100
                            ----------  -------------  ---------  ------------
                               135,321      4,007,575    481,057    13,723,851
Shares redeemed............   (302,924)    (8,972,561)  (893,776)  (25,137,102)
                            ----------  -------------  ---------  ------------
  Net decrease.............   (167,603) $  (4,964,986)  (412,719) $(11,413,251)
                            ==========  =============  =========  ============
                                                 SSCY
                                           ------------------------------------
                            6 MONTHS ENDED 06/30/98*    YEAR ENDED 12/31/97
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    912,677  $  20,979,945    333,827  $ 12,981,282
Shares issued from stock
 split.....................        --             --     864,479           --
Shares reinvested from net
 investment income and
 capital gains
 distributions.............     12,101        278,798     39,255     1,672,816
                            ----------  -------------  ---------  ------------
                               924,778     21,258,743  1,237,561    14,654,098
Shares redeemed............   (254,768)    (5,954,421)  (131,386)   (4,784,422)
                            ----------  -------------  ---------  ------------
  Net increase.............    670,010  $  15,304,322  1,106,175  $  9,869,676
                            ==========  =============  =========  ============
                                                 SSVF
                                           ------------------------------------
                            6 MONTHS ENDED 06/30/98*   YEAR ENDED 12/31/97**
                            -------------------------  -----------------------
                              SHARES        VALUE       SHARES       VALUE
                            -------------------------  ---------  ------------
Shares issued..............    413,295  $   6,497,313      7,000  $    105,000
Shares reinvested from net
 investment income and
 capital gains
 distributions.............        --             --         --            --
                            ----------  -------------  ---------  ------------
                               413,295      6,497,313      7,000       105,000
Shares redeemed............       (932)       (16,631)       --            --
                            ----------  -------------  ---------  ------------
  Net increase.............    412,363  $   6,480,682      7,000  $    105,000
                            ==========  =============  =========  ============

--------
 * Unaudited
** Fund commenced operations on December 31, 1997.
                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (unaudited)

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund ("SSVF"), which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

The objective of SSVF is to achieve capital appreciation through investment in securities which represent a value or potential worth which is not fully recognized by prevailing market prices.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

-------------------------------------------------------------------------------
June 30, 1998 (unaudited)

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $16,775,000 of which $11,277,000 expires in 2003, $4,331,000 expires in 2004 and
   $1,167,000 expires in 2005.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the six months ended June 30, 1998, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF -
 $231,085; SMDS - $292,861; SSCY - $264,914; SSVF - $15,141. Management
services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank

-------------------------------------------------------------------------------
June 30, 1998 (unaudited)

Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 1998 caused the advisory fee to increase by $71,488.

SSVF pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, the Fund's gross performance is compared with the performance of the Russell 2000. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of the Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in special value securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc. Prior to that, FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services as follows:

                                                     SGF    SMDS    SSCY   SSVF
                                                    ------ ------- ------ ------
Shareholder Services............................... $7,135 $27,170 $7,639 $  336
Administration.....................................  5,000   5,000  5,000  1,666
Accounting/Pricing.................................  3,333   4,333  3,333  3,333

-------------------------------------------------------------------------------
June 30, 1998 (unaudited)

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FinDaSub (formerly FPS), serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 1998 were as follows:

                                       SGF        SMDS       SSCY        SSVF
                                    ---------- ---------- ----------- ----------
Cost of purchases.................. $5,289,450 $3,983,928 $18,158,235 $8,616,961
Proceeds of sales..................  5,268,447  8,506,661   3,409,730  2,192,953

NOTE 4. - Stock Split
A two-for-one stock split effected in the form of a dividend was issued to shareholders of record of SSCY as of the close of business on December 17, 1997, payable December 18, 1997.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          6 MONTHS       YEAR    7 MONTHS           YEARS ENDED MAY 31,
                            ENDED       ENDED     ENDED       ----------------------------------
                          06/30/98*    12/31/97  12/31/96      1996     1995     1994     1993
                          ---------    --------  --------     -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $ 33.39     $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55
                           -------     -------   -------      -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment in-
   come.................     0.279       0.550     0.312        0.556    0.537    0.510    0.560
  Net gains on
   securities (both
   realized and
   unrealized)..........     3.331       8.900     1.298        5.759    2.978    0.665    1.160
                           -------     -------   -------      -------  -------  -------  -------
   Total from investment
    operations..........     3.610       9.450     1.610        6.315    3.515    1.175    1.720
                           -------     -------   -------      -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...    (0.270)     (0.540)   (0.580)      (0.540)  (0.540)  (0.510)  (0.565)
  Distributions (from
   capital gains).......    (0.590)     (2.520)   (1.210)      (0.945)  (1.275)  (0.905)  (0.815)
                           -------     -------   -------      -------  -------  -------  -------
  Total distributions...    (0.860)     (3.060)   (1.790)      (1.485)  (1.815)  (1.415)  (1.380)
                           -------     -------   -------      -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 36.14     $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89
                           =======     =======   =======      =======  =======  =======  =======
TOTAL RETURN............     10.88%      36.06%     6.40%       29.62%   18.61%    5.92%    8.91%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of pe-
   riod (in 000's)......   $65,888     $60,177   $44,801      $42,880  $31,719  $25,475  $25,315
  Ratio of expenses to
   average net assets...      1.06%/1/    1.11%     1.17%/1/     1.16%    1.31%    1.34%    1.39%
  Ratio of net
   investment income to
   average net assets...      1.57%/1/    1.87%     2.08%/1/     2.28%    2.70%    2.51%    2.76%
  Portfolio turnover
   rate.................      9.11%      34.40%    20.32%       15.41%   42.54%   49.81%   35.34%
  Average commission
   rate paid............       N/R     $0.0509   $0.0537          N/A      N/A      N/A      N/A

--------
*  Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          6 MONTHS       YEAR    11 MONTHS          YEARS ENDED JANUARY 31,
                            ENDED       ENDED      ENDED       --------------------------------------
                          06/30/98*    12/31/97  12/31/96        1996      1995       1994     1993
                          ---------    --------  ---------     --------  --------   --------  -------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD..............   $ 30.25     $  27.43  $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83
                           -------     --------  --------      --------  --------   --------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............     0.973        1.540     1.630         1.880     1.940      1.870    1.940
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (1.613)       3.200     0.160         2.600    (3.870)    (1.140)   2.080
                           -------     --------  --------      --------  --------   --------  -------
    Total from
     investment
     operations.........    (0.640)       4.740     1.790         4.480    (1.930)     0.730    4.020
                           -------     --------  --------      --------  --------   --------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...    (0.960)      (1.540)   (1.630)       (1.890)   (1.920)    (1.940)  (1.940)
  Distributions (in
   excess of net
   investment income)...       --           --     (0.130)       (0.030)      --      (0.010)     --
  Return of capital.....       --        (0.380)      --            --        --         --       --
                           -------     --------  --------      --------  --------   --------  -------
    Total
     distributions......    (0.960)      (1.920)   (1.760)       (1.920)   (1.920)    (1.950)  (1.940)
                           -------     --------  --------      --------  --------   --------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 28.65     $  30.25  $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91
                           =======     ========  ========      ========  ========   ========  =======
TOTAL RETURN............     (2.19)%      18.09%     7.12%        18.98%    (6.57)%     2.22%   15.18%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period
   (in 000's)...........   $91,770     $101,956  $103,780      $129,267  $134,066   $165,798  $98,227
  Ratio of expenses to
   average net assets...      0.98%/1/     1.02%     1.02%/1/      0.99%     1.08%      0.99%    1.10%
  Ratio of net
   investment income to
   average net assets...      6.65%/1/     5.48%     6.94%/1/      7.42%     7.71%      6.12%    6.74%
  Portfolio turnover
   rate.................      4.28%       42.47%    69.19%        53.30%    39.50%     19.15%   35.94%
  Average commission
   rate paid............       N/R     $ 0.0505  $ 0.0498           N/A       N/A        N/A      N/A

--------
 * Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                         6 MONTHS        YEAR      9 MONTHS        YEAR        YEAR     FOR THE PERIOD
                           ENDED         ENDED       ENDED         ENDED       ENDED     04/12/93/1/
                         06/30/98*    12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                         ---------    ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...   $ 22.47       $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                          -------       -------     -------       -------     -------       ------
  INCOME FROM
   INVESTMENT
   OPERATIONS
  Net investment
   income..............     0.092         0.210       0.260         0.330       0.290        0.220
  Net gains (loss) on
   securities (both
   realized and
   unrealized).........     0.418         6.800       1.740         3.040      (0.020)       0.450
                          -------       -------     -------       -------     -------       ------
    Total from
     investment
     operations........     0.510         7.010       2.000         3.370       0.270        0.670
                          -------       -------     -------       -------     -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)..    (0.110)       (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains)......    (0.040)       (1.130)     (0.920)          --          --           --
                          -------       -------     -------       -------     -------       ------
  Total distributions..    (0.150)       (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                          -------       -------     -------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD................   $ 22.83       $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                          =======       =======     =======       =======     =======       ======
TOTAL RETURN...........      2.26%        42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL
 DATA
  Net assets, end of
   period (in 000's)...   $55,293       $39,377     $21,691       $19,592     $14,058       $8,257
  Ratio of expenses to
   average net assets..      1.39%/2/      1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets..      0.86%/2/      1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate................      7.07%        26.27%      35.86%        33.50%      30.20%       28.60%/2/
  Average commission
   rate paid...........       N/R       $0.0548     $0.0579           N/A         N/A          N/A

--------
 * Unaudited
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Special Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout the period.

                                                                   6 MONTHS
                                                                     ENDED
                                                                   06/30/98*
                                                                   ---------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $15.00/1/
  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................  (0.029)
  Net gains on securities (both realized and unrealized)..........   2.249
                                                                    ------
    Total from investment operations..............................   2.220
                                                                    ------
NET ASSET VALUE, END OF PERIOD....................................  $17.22
                                                                    ======
TOTAL RETURN......................................................   14.80 %
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)............................  $7,221
  Ratio of expenses to average net assets.........................    1.61 %/2/
  Ratio of net investment loss to average net assets..............   (0.45)%/2/
  Portfolio turnover rate.........................................   38.79 %

--------
 * Unaudited
/1/Commencement of operations 12/31/97
/2/Annualized


                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. Shares may be exchanged by:
(1) written request; or (2) telephone, if a special authorization form has been completed and is on file with the transfer agent in advance. See "How to Redeem Fund Shares--Additional Information" in the Prospectus for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SGF first declares and pays semi-annual dividends from net investment income. SMDS declares and pays monthly dividends from net investment income. SSCY declares and pays quarterly dividends from net investment income. SSVF declares and pays annual dividends from net investment income. Each Fund will make distributions of net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such Fund, see "How to Buy Fund Shares--Reinvestment of Income Dividends and Capital Gains Distributions" in the Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively. A symbol has not yet been assigned to SSVF.

RETIREMENT PLANS

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

GENERAL INFORMATION ON THE FUNDS

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
   HAVE RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.

                        ------------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                        ------------------------------
                        STABILITY . STRATEGY . SUCCESS
DIRECTORS

Lynne M. Cannon
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Henry A. Rentschler
Merritt N. Rhoad, Jr.
Alexander F. Smith
Richard W. Stevens
James W. Stratton

OFFICERS

James W. Stratton
Chairman

John A. Affleck
President, Stratton Monthly Dividend REIT Shares

Gerard E. Heffernan
President, Stratton Growth Fund

Frank H. Reichel, III
President, The Stratton Funds, Inc.
Portfolio Manager, Stratton Small-Cap Yield Fund

James Van Dyke Quereau
Vice President
Portfolio Manager, Stratton Special Value Fund

James A. Beers
Vice President

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Carol L. Royce
Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

TRANSFER AGENT
& DIVIDEND
PAYING AGENT

First Data Investor Services Group, Inc.
3200 Horizon Drive, P.O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600
           800-472-4266

CUSTODIAN
BANK

The Bank of New York
48 Wall Street
New York, NY 10286

Visit the Stratton Mutual Funds
web site at http://www.strattonmgt.com